Semi ANNUAL Report DECEMBER 31, 2001

Emerald Mutual Funds

Growth Fund
Select Banking and Finance Fund
Select Technology Fund

                                 (EMERALD LOGO)

                              EMERALD MUTUAL FUNDS
                               ------  -----  ----

                      WELCOME TO THE EMERALD MUTUAL FUNDS
                    -------------------------------------

Emerald offers three mutual funds: The Emerald Growth Fund, The Emerald Select Banking and Finance Fund and The Emerald Select Technology Fund. The Funds offer investors a unique investment strategy aimed at pursuing long-term growth: what we call "The Emerald Advantage."

                           IN-DEPTH, ON-SITE RESEARCH
                         ----------------------------

Emerald's own in-house team of research analysts believes in a common-sense, fundamental approach to choosing investments. Whenever we can, we visit a company before investing, talking to its management and employees, as well as its suppliers, customers and competitors.

                       PROFESSIONAL PORTFOLIO MANAGEMENT
                       ---------------------------------

Emerald's chief investment officer, Kenneth G. Mertz II, CFA, has over twenty years' experience in the money management industry, including seven years as chief investment officer of a $12 billion public pension fund. Ken has managed portfolios in both "up" and "down" markets and this experience guides him as he seeks to actively reduce risk.

                        UNIQUE INVESTMENT OPPORTUNITIES
                        -------------------------------

Emerald's mutual funds each focus on areas we feel are largely ignored by other institutional money managers:

               - smaller-sized growth companies,
               - companies involved in the technology sector,
               - smaller-sized banking & financial services companies.

THE EMERALD
GROWTH FUND         Invests a minimum 80% of its assets in equity securities
                    normally focusing on smaller companies and utilizing a fundamental research approach.

THE EMERALD SELECT
BANKING AND
FINANCE FUND        Invests a minimum 80% of its assets in companies in the
                    banking and financial services industries, with a focus on smaller companies in the Mid-Atlantic states.

THE EMERALD SELECT
TECHNOLOGY FUND     Invests a minimum 80% of its assets in companies in the
                    technology sector, with a focus on smaller companies.

In-Depth, On-Site Research. Professional Portfolio Management. Unique Investment Opportunities. That's The Emerald Advantage.

  Funds that invest in a specific industry, may involve a greater degree of risk than funds with a more diversified portfolio. Investing in smaller companies' stock can involve higher risk and increased volatility than larger stocks. This report contains information about the Funds' performance. Past performance is no guarantee of future results. An investment in the Funds will fluctuate in value so that your account, when redeemed, may be worth more or less than your original purchase price.

                           www.emeraldmutualfunds.com

EMERALD MUTUAL FUNDS
------   -----  ----
REPORT FROM MANAGEMENT

                                                               February 15, 2002

Dear Shareholder:

As the markets continued their rebound from September lows at year's end, the cliche "Time heals all wounds" seemed to best fit the growing sentiment that the historic losses of the past two years were indeed finally slipping away into the record books. Then came the Enron scandal, shaking the markets' confidence in the widely owned and complexly organized big-cap multinationals and giving frustrated investors reason to shake their angry fists at the "Fifth-pleading" executives, perhaps turning the cliche to "Time wounds all heels." But, with the passing of time, investors will acknowledge that the Enron affair, while devastating to many thousands of investors and employees alike, was an exception to the rule and that the vast majority of publicly traded American companies play by the rules with honest management, engaged directors and dutiful independent auditors. Financial headlines will turn to the prospects of clearer stock market skies and sunnier economic days, and our own chief investment officer Ken Mertz provides his own expert commentary on the pages that follow.

As the Emerald Mutual Funds steam towards the tenth anniversary of the Emerald Growth Fund (launched as the HomeState PA Growth Fund on October 1, 1992), it seems a good time to re-cap some of the more recent changes for our fund family over the past few months. You probably noticed some changes on your year-end statement, as we continue to work to provide our clients with high quality professional services. Some of the changes include:

   o Our transfer agent changed its name from Firstar Mutual Fund Services to U.S. Bancorp Fund Services in January, 2002. The name change reflects the merger of Firstar's banking affiliate, Firstar Bank, into the new bank holding company known as U.S. Bancorp. There were no significant changes as a result of the name change, other than the increased size of the new overall organization.

   o At about the same time, our transfer agent hired a new vendor to supply the technology platform from which the Funds' shareholder services record keeping functions run. The change means new account numbers and a new look to the Emerald shareholder statements.

   o In January, Stacey L. Sears joined the Funds' portfolio management team as co-manager of the Emerald Growth Fund. While new to the team, Stacey has been a constant force at Emerald Advisers and its affiliated companies for many years (In fact, her seniority lags only that of yours truly and the firm's founder), and is an owner of its parent company. Stacey has previously worked as a research analyst and as an assistant to Ken, and holds an MBA from Villanova University. She knows the ways and workings of Emerald intimately, and I believe will be an excellent addition to the Funds management team.

   o We are in the process of adding two new members to the Funds' board of trustees. Selected by the Board's current independent trustees and unanimously approved by the entire Board, these new voices add considerable talent and experience to the Board that serves to protect your interests. Upon their formal registration, a majority of the Funds' Board will be composed of independent directors. Full details will be provided to shareholders in a separate mailing and will be posted on our website at www.emeraldmutualfunds.com.

   o Finally, it is quite likely that this will be my last shareholder report as president of the fund group (although I can't promise I won't last into the June report, as well). Words cannot sufficiently describe the pride and joy I've felt over the last ten years as we've successfully launched a fund group providing truly unique investment opportunities to the shareowning public. I've been employed in the investment management industry since 1986 (and watched it over my father's shoulder for many, many years before that), and have participated in the growth of an industry that has swelled from less than 1,000 funds in 1986 to over 13,000 funds today. I thank my fellow employees and shareholders for the great opportunity I've been given, and leave the Funds in quite capable hands (I'll quickly add that I have never been involved with portfolio management, leaving such tasks to those far more intelligent and tolerant than me).

With all of this change, one thing remains the same: the Emerald Mutual Funds continue their pursuit of superior investment returns. To that end, the Emerald Select Banking & Finance Fund was named a "Lipper Leader for Preservation Fund" at January 31, 2002 (see details below). We are pleased that, in the face of a second straight year of across the board market declines, the Funds' investment adviser, Emerald Advisers, Inc., actually ended 2001 with more assets under management than at the year's beginning, finishing with a total $911 million, including both mutual funds and individually managed accounts. We thank you for your continuing support and welcome your questions, comments and suggestions.

Sincerely,

/s/Scott L. Rehr

Scott L. Rehr
President

ABOUT THE PERFORMANCE INFORMATION APPEARING IN THE LETTERS TO SHAREHOLDERS:

All performance information is presented on a total return basis unless otherwise noted and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate with market conditions so that shares may be worth more or less than their original cost when redeemed. Funds that invest in a particular industry or geographic region may involve a greater degree of risk than funds with a more diversified portfolio. All three Emerald Mutual Funds invest in the stocks of smaller-sized companies, which may involve higher risk and increased volatility than the stocks of larger companies. Write or call for a free copy of the Funds' current prospectus, which contains more complete information including management fees, sales charges and other charges and expenses, and which you should read carefully before investing.

Lipper Leader for Preservation ratings reflect the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class for three years ended January 31, 2002. The ratings are subject to change every month. The top 20% are named Lipper Leaders for Preservation. Preservation measures are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.

The Emerald Select Banking & Finance Fund was rated among 64 Financial Services funds for the three-year period. Lipper Leader metrics are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader metrics copyright 2001, Reuters, All Rights Reserved.

                                                               February 15, 2002

             MARKET/ECONOMIC REVIEW AND FUND PERFORMANCE ANALYSIS:
                        "WAITING FOR ECONOMIC RECOVERY"

For the first time since 1974, major U.S. stock market indices fell for the second straight year. The Dow Jones Industrial Average fell 7.1%, the S&P 500 fell 13% and the technology-heavy NASDAQ Composite Index lost 21%, following a 39% loss in 2000. Eight out of ten mutual funds lost money in 2001, averaging an 11% loss. The markets tumbled as the great economic engine of technology-fueled growth grinded to a halt. Almost two million American workers were laid off in 2001, more than three times the number in 2000. Telecommunications companies led the layoff list, cutting over 300,000 jobs. Computer companies announced over 160,000 layoffs, with industrial goods manufacturers cutting 150,000 workers.

Despite this, the market's recovery has already begun. Since the lows of September 21, 2001, the market has staged a remarkable recovery. Each day, as we move forward from the events of September 11th, we become more enthusiastic about the resiliency of the U.S. economy and its prospects in 2002. While we remain concerned about the rising level of unemployment, all other factors are pointing to an economic recovery.

First of all, the Federal Reserve provided 11 rate cuts and 475 basis points of easing in 2001. While many have doubts about whether monetary policy will work, we need only to look at the monetary aggregates to find evidence of a growing money supply.

Consumers have taken advantage of the lower interest rates by rushing to their lending institutions in the fourth quarter to refinance their home mortgages. Some institutions reported an increase in refinancing activity as high as 290%. While this was a one-time opportunity, it will have a positive effect for the next twenty plus years. The average homeowner saved $150 to $200 a month. This will be more than enough to sustain consumer spending until the recovery leads to the next upturn in employment.

Secondly, the fiscal response has been significant even without action thus far on the new fiscal stimulus plan. Over $40 billion of emergency recovery spending has been passed. Last year's tax reduction bill gives us $38 billion in new tax cuts for 2002. In addition, we have seen appropriation bills passed for airlines and other industries which have given the economy stability, which supports new growth.

Also very important for consumers is the "tax cut" afforded us by lower energy costs. Prices for winter heating bills and at the gas pumps are considerably cheaper than last year, which will support the consumer throughout the year.

Lastly, we have the inventory cycle moving in our favor. Inventories have been so run down that a new rebuilding period will greatly add to GDP growth earlier in 2002 than many observers believe.

Of course, we applaud the market's recovery, but are suspicious of its origins, especially on the growth side of the indices. Anticipating greater economic despair and a deepening recession, short interest grew throughout the year and peaked in the first week after September 11th. As the rally unfolded, an initial round of short covering took place. This round, as always, was focused on the most heavily shorted technology stocks, which were beaten down to unreasonable valuation levels. True buyers were not yet present. Were these stocks appreciating because of better economic conditions, a more profitable fourth quarter or greater revenue visibilityo No, of course not. In fact, the immediate picture was still deteriorating as profits for the fourth quarter are expected to again decline by double digits.

As the quarter progressed and the market realized that the economy was not getting worse, and the consumer still could spend on autos (because of 0% financing) and on Christmas gifts (though it took the last weekend for this to be evident), the market gathered strength. This market movement was a combination of a second round of short covering and real institutional buying somewhat fueled by mutual fund cash flow.

Several strong segments, though, left us more than a little puzzled. For example, while we believed the technology sector held strong opportunities, it is generally felt that the telecom area will be one of the last to recover due to the overbuilding and an ever-present inventory glut. Despite this, two communication chipmakers were standouts in the quarter. Applied Micro Circuits
(AMCC) was up 62%, and TranSwitch (TXCC) was up 47%. This performance was in spite of a profit recovery that could be more than a year away.

We were amazed at the performance of some small-cap growth issues (mostly technology-oriented) even though their profitability and operations long-term remain in question. These would include VerticalNet (VERT) up +288%, Inktomi
(INKT) up +145%, Akamai Technologies (AKAM) up +104%, MicroStrategy (MSTR) up +240%, Universal Access (UAXS) up +533%, and Avici (AVCI) up +127% (Incidentally, none of the stocks mentioned above were held by the Funds during the last six months).

Another interesting aspect of the fourth quarter was the outperformance of the Philadelphia Semiconductor Index up +40% vs. the AMEX Biotech Index up +29%. We believe this was indicative of the potential leverage available in the tech sector recovery versus any possible P/E expansion (risk premium reduction) available from the biotech sector.

EMERALD GROWTH FUND

                                           PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2001
                          ------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL RETURN
                          TOTAL RETURN     ------------------------------------------------         TOTAL RETURN
FUND/INDEX                 SIX MONTHS      ONE YEAR     FIVE YEARS    SINCE INCEPTION**<F2>    SINCE INCEPTION**<F2>
----------                ------------     --------     ----------    ---------------------    ---------------------
Emerald Growth
  Fund - Class A*<F1>
     At NAV                  -4.48%          2.58%        11.73%              16.26%                  303.07%
     At MOP                  -8.99%         -2.29%        10.65%              15.65%                  283.88%
Russell 2000 Index           -3.94%          2.60%         7.55%              11.67%                  177.76%
Morningstar - Small
  Company Funds Index        -3.81%         -1.76%        11.00%              14.86%                  260.17%

  *<F1> Prior to 7/1/01 the Fund, called HomeState Pennsylvania Growth Fund, pursued a different investment objective.
 **<F2>   Inception Date: 10/01/92

Past performance is no guarantee of future results. Emerald Growth Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Small-Company Funds Average represents 894, 846, 437 and 128 small-company funds, respectively, for total return without regard to sales charge for Six Months, One Year, Five Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.

The encouraging macro factors lead us to believe 2002 will reverse the past two years of negative performance for the stock market. The Emerald Growth Fund has increased its cyclical exposure in light of a better economic environment. A combination of consumer and technology exposure worked well at the end of the fourth quarter and is our major emphasis as we enter 2002. Emerald believes the consumer electronic marketplace provides a new growth wave for the chipmakers and wireless devices. Sales of digital video discs, digital TVs, cameras, the convergence of wireless and internet apps, and movement to 2.5 and 3G will provide the impetus for growth which was lacking during all of 2001.

Our consumer stocks have continued to provide an important source of return for the Fund as we have the resilience of the consumer since the events of September 11th. The gaming industry, retailers, radio and restaurants are areas of current emphasis. Financials have been positive contributors to the Growth Fund, as well as placing our Banking Fund in the upper echelons of all financial services funds. By overweighting the financials because they were one of only two sectors which had year over year growth in earnings (the other was health care), we were able to report a positive result of 2.6% for the year vs. our Small Growth Peer Group, which was -9.0%. Emerald's focus on intense, fundamental research helped us through this treacherous market. In addition, our diversification rules also helped us, as we had exposure in all economic sectors at year-end except for transportation.

For the past two years small-cap value funds have outperformed small-cap growth players. This was only natural as the economy turned down and a recession took hold for the first time in over a decade. Our analysis now leads us to believe growth will come back as the economy recovers and will result in pockets of growth as the recovery will be uneven. For example, telecom and its component suppliers may not see recovery until 2003. By concentrating on real growth as a result of the Enron debacle, Emerald's stock picking and research should be in style in 2002 and beyond. While growth has been under pressure, small-cap stocks have actually outperformed the S&P 500/large-cap stocks over the past 2-1/4 years. The small-cap cycle is usually five to seven years in length, and therefore we believe small-cap investing should outpace our large-cap counterparts for years to come. For our Growth Fund investors, the Emerald Advantage (our commitment to research) should enable us to benefit from the coming economic recovery, the growth vs. value recovery, and the continuing small-cap cycle.

EMERALD SELECT BANKING AND FINANCE FUND

                                           PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2001
                          ------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL RETURN
                          TOTAL RETURN     ------------------------------------------------         TOTAL RETURN
FUND/INDEX                 SIX MONTHS      ONE YEAR    THREE YEARS    SINCE INCEPTION**<F4>    SINCE INCEPTION**<F4>
----------                ------------     --------    -----------    ---------------------    ---------------------
Emerald Select Banking &
  Finance Fund - Class A*<F3>
     At NAV                   0.16%         15.54%        15.79%              10.83%                   65.05%
     At MOP                  -4.62%         10.07%        13.92%               9.73%                   57.19%
Russell 2000 Index           -3.94%          2.60%         6.45%               7.41%                   41.65%
Morningstar - Financial
  Services Funds Index       -4.33%         -3.46%         6.81%                n/a                      n/a

  *<F3> Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.
 **<F4>   Inception Date: 2/18/97

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Financial Funds Average represents 110, 101 and 64 financial services funds for total return without regard to sales charges for the Six Months, One Year and Three Year periods, respectively. All performance results assume reinvestment of dividends.

Our financial services entry continued its excellence in the last 6 months, 1-year and 3-year performances. For the 3-year performance record, the Emerald Fund ranked second among all financial services funds, as tracked by Morningstar.

Our emphasis in the financial arena has always remained, whether it was for the diversified Growth Fund or for our "Sector Only" Fund. We focus on earnings driven, quality institutions selling at a reasonable valuation. Since we are small-cap specialists, many of our institutions are below the radar screens of many of our institutional counterparts. This creates an inefficient valuation and provides us an opportunity to invest at very attractive valuations. Lastly, we believe this sector will continue to shrink. Consolidation of the banking and thrift industry is almost inevitable as technology costs, competition for loan growth, as well as deposits will force institutions together to capture economies of scale.

Emerald's focus on quality was never more important than in 2001 as the economy moved into negative territory. Our emphasis on community banking kept us above the recessionary fray as the downturn affected the money centers and super regional institutions. The recession never really hit Main Street, where our average bank operates. We avoided California banks, concentrating on the mid-Atlantic, Midwest, and Southern regions. As the economy recovers, financials are usually seen as early beneficiaries. While they never exhibited the usual downturn, nonetheless their history as early cyclical plays bodes well for our Fund during 2002.

EMERALD SELECT TECHNOLOGY FUND

                                           PERFORMANCE RESULTS FOR PERIODS ENDED DECEMBER 31, 2001
                          ------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL RETURN
                          TOTAL RETURN     ------------------------------------------------         TOTAL RETURN
FUND/INDEX                 SIX MONTHS      ONE YEAR    THREE YEARS    SINCE INCEPTION**<F6>    SINCE INCEPTION**<F6>
----------                ------------     --------    -----------    ---------------------    ---------------------
Emerald Select Technology
  Fund - Class A*<F5>
     At NAV                  -26.69%        -45.22%       -0.51%              1.65%                    7.06%
     At MOP                  -30.19%        -47.82%       -2.10%              0.47%                    1.96%
Russell 2000 Index            -3.94%         -2.60%        6.45%              4.62%                   20.76%
Morningstar - Technology
  Funds Index                -17.02%        -38.64%        0.93%             10.92%                   53.99%

  *<F5> Prior to 2/29/00 the Fund, called the Year 2000 Fund, focused on a specific industry within the technology sector.
 **<F6>   Inception Date: 10/31/97

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 368, 362, 97 and 66 technology funds, respectively, for total return without regard to sales charges for the Six Months, One Year, Three Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

While the Russell 2000 Growth Index lost over 40% of its value from March 10, 2000 to September 30, 2001, the greatest culprit was the technology sector. Capital spending falling off a cliff, inventory channels full and overflowing, and valuation stretched to the limit all accounted for a devastating marketplace. As we enter 2002, we believe time has taken care of the inventory glut except for the telecom sector. Some chips indeed may be in short supply and DRAM prices are actually climbing.

This sector has been a trading market with quick moves up followed by selling pressure. When this changes no none knows for sure, but volatility appears to have slowed for the overall market in the last 90 days. This is good news as individual investors will be drawn back to market if a longer-term nature replaces the speculative trading of the last few years. The major sector to benefit from this trend is technology, where individuals have always been drawn to the risk allure of new technologies.

These tech issues will include the chip sector's movement to copper, Video on Demand, and set-top boxes, defense spending, and consumer electronics opportunities, among others.

Emerald has lowered our biotech exposure, because we believe the tech sector can deliver more economically leveraged plays in the months ahead.

These volatile times and the continuing volatility of the stock markets test the patience of all investors. Here at Emerald, we work within the confines of the small-cap sector, but are always aware of the greater forces churning around us. We promise our continuing devotion to provide the "Emerald Advantage" to our mutual fund clients, working with the same resolve and determination as we have since our first fund's founding in October of 1992.

Sincerely,

/s/Kenneth G. Mertz II

Kenneth G. Mertz II, CFA
Chief Investment Officer
Portfolio Manager

EMERALD MUTUAL FUNDS -- GROWTH FUND
------   -----  ----     -----  ---
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2001

                                                                     MARKET
                                                       SHARES         VALUE
                                                       ------        ------
COMMON STOCKS -- 98.1%

AEROSPACE & DEFENSE -- 0.5%
   The Titan Corporation*<F7>                           20,000    $    499,000
                                                                  ------------

COMMUNICATIONS & BROADCASTING -- 3.9%
   Entercom Communications Corp.*<F7>                   35,070       1,753,500
   4Kids Entertainment, Inc.*<F7>                       45,915         919,677
   Mediacom Communications Corporation*<F7>             34,400         628,144
   Saga Communications, Inc. -- Class A*<F7>            31,600         654,120
                                                                  ------------
   TOTAL COMMUNICATIONS & BROADCASTING                               3,955,441
                                                                  ------------

ENTERTAINMENT & LEISURE -- 0.4%
   Alliance Gaming Corporation*<F7>                      4,200         123,438
   Boyd Gaming Corporation*<F7>                         25,000         162,500
   Shuffle Master, Inc.*<F7>                             7,100         111,257
                                                                  ------------
   TOTAL ENTERTAINMENT & LEISURE                                       397,195
                                                                  ------------

FINANCE & INSURANCE -- 14.3%

   INSURANCE CARRIERS -- 4.3%
   Donegal Group Inc. -- Class A                         7,068          73,578
   Donegal Group Inc. -- Class B                         3,534          37,460
   Erie Indemnity Company -- Class A                    14,600         561,954
   Harleysville Group Inc.                              20,300         484,967
   Markel Corporation*<F7>                               6,000       1,077,900
   Penn-America Group, Inc.                             65,120         687,016
   Philadelphia Consolidated Holding Corp.*<F7>         36,700       1,383,957
                                                                  ------------
                                                                     4,306,832
                                                                  ------------

   INVESTMENT COMPANIES -- 1.2%
   Federated Investors, Inc.                            38,450       1,225,786
                                                                  ------------

   SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.7%
   Commonwealth Bancorp, Inc.                           12,450         275,768
   Parkvale Financial Corporation                       28,450         617,649
   Progress Financial Corporation                      101,068         758,010
                                                                  ------------
                                                                     1,651,427
                                                                  ------------

   STATE & NATIONAL BANKS -- 7.1%
   Community Banks, Inc.                                21,890         591,030
   First Colonial Group, Inc.                           31,196         700,350
   Fulton Financial Corporation                         19,886         434,111
   Harleysville National Corporation                    59,830       1,408,997
   NATIONAL PENN BANCSHARES, INC.                       15,759         346,698
   Promistar Financial Corp.                            20,250         495,113
   Royal Bancshares of Pennsylvania, Inc. -- Class A    35,614         717,622
   S&T Bancorp, Inc.                                    43,750       1,062,250
   Sun Bancorp, Inc.                                    25,401         434,611
   Susquehanna Bancshares, Inc.                         13,800         287,730
   United National Bancorp                               9,400         225,694
   Univest Corporation of Pennsylvania                  10,100         356,227
   Yardville National Bancorp                            8,400         105,000
                                                                  ------------
                                                                     7,165,433
                                                                  ------------
   TOTAL FINANCE & INSURANCE                                        14,349,478
                                                                  ------------

FOOD, BEVERAGES & TOBACCO -- 5.4%
   American Italian Pasta Company*<F7>                  35,000       1,471,050
   Buca, Inc.*<F7>                                      74,000       1,199,540
   CEC Entertainment Inc.*<F7>                          20,000         867,800
   Hershey Foods Corporation                            16,959       1,148,124
   Vector Group Ltd.                                    23,700         778,545
                                                                  ------------
   TOTAL FOOD, BEVERAGES & TOBACCO                                   5,465,059
                                                                  ------------

MANUFACTURING -- 51.8%

   BIOTECHNOLOGY -- 13.8%
   Abgenix, Inc.*<F7>                                   36,100       1,214,404
   Alpharma Inc. -- Class A                             28,300         748,535
   BioSphere Medical Inc.*<F7>                          37,900         427,133
   Bio-Technology General Corp.*<F7>                    16,700         137,441
   Celgene Corporation*<F7>                             52,430       1,673,566
   Cephalon, Inc.*<F7>                                  28,000       2,116,380
   Charles River Laboratories International, Inc.*<F7>  17,500         585,900
   Cubist Pharmaceuticals, Inc.*<F7>                    19,710         708,772
   CV Therapeutics, Inc.*<F7>                           15,000         780,300
   Emisphere Technologies, Inc.*<F7>                    70,140       2,238,167
   Endo Pharmaceuticals Holdings, Inc.*<F7>             32,750         382,193
   Neose Technologies, Inc.*<F7>                        62,310       2,281,792
   SangStat Medical Corporation*<F7>                    30,000         589,200
                                                                  ------------
                                                                    13,883,783
                                                                  ------------

   BUILDING & HOUSING -- 0.3%
   Berger Holdings, Ltd.*<F7>                           75,850         310,985
                                                                  ------------

   CHEMICALS & ALLIED PRODUCTS -- 2.8%
   Cabot Microelectronics Corporation*<F7>              10,000         792,500
   OM Group, Inc.                                       30,030       1,987,686
                                                                  ------------
                                                                     2,780,186
                                                                  ------------

   MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 14.2%
   Allen Organ Company -- Class B                        8,494         264,163
   Alpha Industries, Inc.*<F7>                          42,400         924,320
   AMETEK, Inc.                                         17,500         558,075
   Benchmark Electronics, Inc.*<F7>                     32,000         606,720
   C&D Technologies, Inc.                               48,140       1,099,999
   ESCO Technologies Inc.*<F7>                          34,000       1,172,660
   Herley Industries, Inc*<F7>                          38,365         652,205
   Integrated Circuit Systems, Inc.*<F7>                70,600       1,594,854
   Intersil Corporation -- Class A*<F7>                 40,900       1,319,025
   Microsemi Corporation*<F7>                           40,000       1,188,000
   Photronics, Inc.*<F7>                                31,500         987,525
   Rudolph Technologies, Inc.*<F7>                      54,500       1,870,440
   Semitool, Inc.*<F7>                                  66,950         768,586
   II-VI Incorporated*<F7>                              70,200       1,209,546
   Universal Display Corporation*<F7>                   10,000          91,000
                                                                  ------------
                                                                    14,307,118
                                                                  ------------

   MISCELLANEOUS INDUSTRIAL MACHINERY & EQUIPMENT -- 4.1%
   Met-Pro Corporation                                  78,600       1,029,660
   Paragon Technologies, Inc.                          204,715       1,791,256
   York International Corporation                       35,000       1,334,550
                                                                  ------------
                                                                     4,155,466
                                                                  ------------

   PAPER & FOREST PRODUCTS -- 0.8%
   P.H. Glatfelter Company                              51,560         803,305
                                                                  ------------

   PHARMACEUTICAL PREPARATIONS -- 1.5%
   Biopure Corporation*<F7>                             17,500         248,675
   K-V Pharmaceutical Company -- Class A*<F7>           31,100         917,450
   Salix Pharmaceuticals, Ltd.*<F7>                     18,400         372,600
                                                                  ------------
                                                                     1,538,725
                                                                  ------------

   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 6.1%
   ChromaVision Medical Systems, Inc.*<F7>              12,100          54,329
   Environmental Tectonics Corporation*<F7>            199,000       1,402,950
   Haemonetics Corporation*<F7>                         20,000         678,400
   IGEN International, Inc.*<F7>                        44,400       1,780,440
   Medical Technology & Innovations, Inc.*<F7>          40,072           7,213
   OraSure Technologies, Inc.*<F7>                      38,800         471,420
   Respironics, Inc.*<F7>                               43,200       1,496,448
   ThermoGenesis Corp.*<F7>                            107,700         259,557
                                                                  ------------
                                                                     6,150,757
                                                                  ------------

   SOFTWARE -- 4.6%
   Activision, Inc.*<F7>                                45,600       1,186,056
   DocuCorp International, Inc.*<F7>                     2,500          15,500
   Midway Games Inc.*<F7>                               66,900       1,004,169
   MSC. Software Corp.*<F7>                             55,400         864,240
   Numerical Technologies, Inc.*<F7>                    17,400         612,480
   Simplex Solutions, Inc.*<F7>                          5,550          91,852
   Synplicity, Inc.*<F7>                                12,700         171,323
   Take-Two Interactive Software, Inc.*<F7>             39,900         645,183
                                                                  ------------
                                                                     4,590,803
                                                                  ------------

   TELECOMMUNICATIONS EQUIPMENT -- 3.6%
   InterDigital Communications Corporation*<F7>         35,000         339,500
   SeaChange International, Inc.*<F7>                   97,900       3,340,348
                                                                  ------------
                                                                     3,679,848
                                                                  ------------
   TOTAL MANUFACTURING                                              52,200,976
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS -- 1.2%
   Crown American Realty Trust                         110,000         858,000
   RAIT Investment Trust                                20,000         326,000
                                                                  ------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                               1,184,000
                                                                  ------------

SERVICES -- 13.1%

   BUSINESS SERVICES -- 2.4%
   eFunds Corporation*<F7>                              41,800         574,750
   Internet Capital Group, Inc.*<F7>                   160,000         193,600
   Plexus Corp.*<F7>                                    49,300       1,309,408
   Right Management Consultants, Inc.*<F7>              21,300         368,490
                                                                  ------------
                                                                     2,446,248
                                                                  ------------

   COMPUTER SERVICES -- 6.0%
   Amkor Technology, Inc.*<F7>                          71,505       1,146,225
   Ansoft Corporation*<F7>                              67,160         980,536
   Black Box Corporation*<F7>                           20,010       1,058,129
   Sanchez Computer Associates, Inc.*<F7>              139,250       1,190,588
   SonicWALL, Inc.*<F7>                                 50,400         979,776
   SunGard Data Systems Inc.*<F7>                       23,760         687,377
                                                                  ------------
                                                                     6,042,631
                                                                  ------------

   MEDICAL SERVICES -- 1.6%
   Henry Schein, Inc.*<F7>                              37,800       1,399,734
   Unilab Corporation*<F7>                              10,400         261,040
                                                                  ------------
                                                                     1,660,774
                                                                  ------------

   OIL & GAS SERVICES -- 1.4%
   Penn Virginia Corporation                            18,000         613,800
   Quicksilver Resources Inc.*<F7>                      40,700         775,335
                                                                  ------------
                                                                     1,389,135
                                                                  ------------

   PERSONAL SERVICES -- 1.7%
   Education Management Corporation*<F7>                46,150       1,672,938
                                                                  ------------
   TOTAL SERVICES                                                   13,211,726
                                                                  ------------

UTILITIES -- 1.5%
   Philadelphia Suburban Corporation                    67,493       1,521,967
                                                                  ------------

WHOLESALE & RETAIL TRADE -- 6.0%
   MISCELLANEOUS RETAIL STORES -- 1.9%
   Electronics Boutique Holdings Corp.*<F7>             48,510       1,937,489
                                                                  ------------

   RETAIL APPAREL & ACCESSORY STORES -- 4.1%
   Charming Shoppes, Inc.*<F7>                         183,547         974,635
   J. Jill Group Inc.*<F7>                              56,900       1,225,057
   The Wet Seal, Inc. -- Class A*<F7>                   81,300       1,914,615
                                                                  ------------
                                                                     4,114,307
                                                                  ------------
   TOTAL WHOLESALE & RETAIL TRADE                                    6,051,796
                                                                  ------------
   TOTAL COMMON STOCKS (COST $81,894,708)                           98,836,638
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------
SHORT-TERM INVESTMENTS -- 3.3%
   VARIABLE RATE DEMAND NOTES #<F8> -- 3.3%
   Wisconsin Corporate Central Credit Union, 1.60%  $2,402,236       2,402,236
   Wisconsin Electric Power Company, 1.65%             951,167         951,167
                                                                  ------------
   TOTAL SHORT-TERM INVESTMENTS (COST $3,353,403)                    3,353,403
                                                                  ------------
TOTAL INVESTMENTS (COST OF $85,248,111) -- 101.4%                  102,190,041
                                                                  ------------
OTHER ASSETS AND LIABILITIES, NET -- (1.4%)                         (1,405,041)
                                                                  ------------
NET ASSETS -- 100.0%                                              $100,785,000
                                                                  ------------
                                                                  ------------

  *<F7>   Non-income producing security.
  #<F8> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
------   -----  ----     -----  ------  --  ------  ---
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2001

                                                                      MARKET
                                                       SHARES         VALUE
                                                       ------         ------
COMMON STOCKS -- 96.8%

FINANCE & INSURANCE -- 93.9%

   INSURANCE CARRIERS -- 7.3%
   Harleysville Group Inc.                              17,200     $   410,908
   Kingsway Financial Services Inc.*<F9>+<F11>          12,700         159,131
   Markel Corporation*<F9>                               1,500         269,475
   Penn-America Group, Inc.                             10,000         105,500
   Philadelphia Consolidated Holding Corp.*<F9>         11,500         433,665
                                                                   -----------
                                                                     1,378,679
                                                                   -----------

   INVESTMENT COMPANIES -- 2.8%
   Federated Investors, Inc.                            10,200         325,176
   Gabelli Asset Management Inc. -- Class A*<F9>         4,800         207,360
                                                                   -----------
                                                                       532,536
                                                                   -----------

   SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 17.3%
   Commonwealth Bancorp, Inc.                           19,100         423,065
   Dime Community Bancshares                             7,500         210,450
   First Indiana Corporation                            15,100         330,841
   First Keystone Financial, Inc.                        9,000         126,360
   Hudson City Bancorp, Inc.                            15,000         395,250
   Irwin Financial Corporation                          16,500         280,500
   Laurel Capital Group, Inc.                            6,750         125,010
   OceanFirst Financial Corp.                            8,900         215,024
   Parkvale Financial Corporation                       15,000         325,650
   PennFed Financial Services, Inc.                      8,500         210,970
   Progress Financial Corporation                       18,258         136,935
   Waypoint Financial Corp.                             10,800         162,864
   Webster Financial Corporation                        10,500         331,065
                                                                   -----------
                                                                     3,273,984
                                                                   -----------

   STATE & NATIONAL BANKS -- 66.5%
   Abigail Adams National Bancorp, Inc.                  6,500         110,175
   Alabama National BanCorporation                       8,100         273,051
   Allegiant Bancorp, Inc.                              20,425         280,844
   Arrow Financial Corporation                           4,830         140,988
   Associated Banc-Corp                                  5,000         176,450
   Bancorp Connecticut, Inc.                            10,400         202,800
   Banknorth Group, Inc.                                15,687         353,271
   BOK Financial Corporation*<F9>                       11,000         346,610
   CCBT Financial Companies Inc.                        15,000         354,000
   Century Bancorp, Inc. -- Class A                      2,500          50,000
   Colombia Bancorp                                     16,000         262,400
   The Colonial BancGroup, Inc.                         19,700         277,573
   Community Banks, Inc.                                 6,200         167,400
   Community First Bankshares, Inc.                     16,000         411,040
   First Charter Corporation                            11,000         186,010
   First Colonial Group, Inc.                            7,082         158,991
   Fulton Financial Corporation                         12,862         280,777
   Great Southern Bancorp, Inc.                         15,400         469,700
   Harleysville National Corporation                    26,282         618,941
   Hudson United Bancorp                                10,287         295,237
   Integra Bank Corporation                             16,400         343,416
   International Bancshares Corporation                  8,500         358,275
   Lakeland Financial Corporation                       10,100         177,962
   Legacy Bank of Harrisburg*<F9>^<F12>                 17,392         191,312
   Local Financial Corporation*<F9>                     34,300         479,857
   Mercantile Bankshares Corporation                     5,700         245,328
   National Penn Bancshares, Inc.                       11,985         263,672
   Oak Hill Financial, Inc.                             27,700         436,552
   Promistar Financial Corp.                             7,500         183,375
   Republic Bancorp Inc.                                 8,800         121,880
   Royal Bancshares of Pennsylvania, Inc. -- Class A    17,767         358,005
   S&T Bancorp, Inc.                                    16,800         407,904
   Sky Financial Group, Inc.                            19,391         394,413
   Southern Financial Bancorp, Inc.                     23,980         634,750
   Southside Bancshares, Inc.                           11,760         147,588
   SouthTrust Corporation                                1,872          46,182
   Summit Bancshares, Inc.                              14,500         262,160
   Sun Bancorp, Inc.                                    12,688         217,092
   Sun Bancorp, Inc. -- New Jersey*<F9>                 18,900         193,914
   Susquehanna Bancshares, Inc.                         16,000         333,600
   U.S.B. Holding Co., Inc.                             25,700         433,045
   Union Bankshares Corporation                         10,000         162,400
   United National Bancorp                              18,500         444,185
   Yardville National Bancorp                           27,900         348,750
                                                                   -----------
                                                                    12,601,875
                                                                   -----------
   TOTAL FINANCE & INSURANCE                                        17,787,074
                                                                   -----------

MANUFACTURING -- 0.0%

   MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 0.0%
   EFTC Corporation*<F9>                                    19              38
                                                                   -----------

REAL ESTATE INVESTMENT TRUSTS -- 1.8%
   RAIT Investment Trust                                15,000         244,500
   Thornburg Mortgage, Inc.                              5,000          98,500
                                                                   -----------
   TOTAL REAL ESTATE INVESTMENT TRUSTS                                 343,000
                                                                   -----------

SERVICES -- 1.1%
   COMPUTER SERVICES -- 1.1%
   Sanchez Computer Associates, Inc.*<F9>               24,500         209,475
                                                                   -----------
   TOTAL COMMON STOCKS (COST $16,677,794)                           18,339,587
                                                                   -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ---------
SHORT-TERM INVESTMENTS -- 4.7%

   VARIABLE RATE DEMAND NOTES #<F10> -- 4.7%
   Wisconsin  Corporate Central Credit Union, 1.60%   $480,348         480,348
   Wisconsin  Electric Power Company, 1.65%            413,336         413,336
                                                                   -----------
   TOTAL SHORT-TERM INVESTMENTS (COST $893,684)                        893,684
                                                                   -----------
TOTAL INVESTMENTS (COST $17,571,478) -- 101.5%                      19,233,271
                                                                   -----------
OTHER ASSETS AND LIABILITIES, NET -- (1.5%)                           (283,849)
                                                                   -----------
NET ASSETS -- 100.0%                                               $18,949,422
                                                                   -----------
                                                                   -----------

  *<F9>   Non-income producing security.
 #<F10> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 2001.
 +<F11>   Foreign security.
 ^<F12>   Illiquid security.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
------   -----  ----     -----  ---------  ---
SCHEDULE OF INVESTMENTS (UNAUDITED)                          DECEMBER 31, 2001

                                                                      MARKET
                                                        SHARES         VALUE
                                                        ------        ------
COMMON STOCKS -- 98.4%

AEROSPACE & DEFENSE -- 4.5%
   DRS Technologies, Inc.*<F13>                          1,500      $   53,475
   Engineered Support Systems, Inc.                      3,000         102,630
   L-3 Communications Holdings, Inc.*<F13>                 500          45,000
   The Titan Corporation*<F13>                           2,500          62,375
                                                                    ----------
   TOTAL AEROSPACE & DEFENSE                                           263,480
                                                                    ----------

COMMUNICATIONS & BROADCASTING -- 4.7%
   AOL Time Warner Inc.*<F13>                            3,400         109,140
   Gemstar-TV Guide International, Inc.*<F13>            6,000         166,200
                                                                    ----------
   TOTAL COMMUNICATIONS & BROADCASTING                                 275,340
                                                                    ----------

MANUFACTURING -- 74.1%

   BIOTECHNOLOGY -- 12.1%
   Abgenix, Inc.*<F13>                                   6,000         201,840
   Amgen Inc.*<F13>                                      1,000          56,440
   Cephalon, Inc.*<F13>                                  1,700         128,495
   CV Therapeutics, Inc.*<F13>                             600          31,212
   Human Genome Sciences, Inc.*<F13>                     4,500         151,740
   Neose Technologies, Inc.*<F13>                        3,800         139,156
                                                                    ----------
                                                                       708,883
                                                                    ----------

   CHEMICALS & ALLIED PRODUCTS -- 4.0%
   Cabot Microelectronics Corporation*<F13>              3,000         237,750
                                                                    ----------

   COMPUTER & OFFICE EQUIPMENT -- 2.7%
   Ixia*<F13>                                            4,400          56,540
   NVIDIA Corporation*<F13>                              1,500         100,350
                                                                    ----------
                                                                       156,890
                                                                    ----------

   MISCELLANEOUS ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 26.7%
   Alpha Industries, Inc.*<F13>                          4,400          95,920
   FLIR Systems, Inc.*<F13>                              4,050         153,576
   Integrated Circuit Systems, Inc.*<F13>                7,400         167,166
   Intersil Corporation -- Class A*<F13>                 3,000          96,750
   Marvell Technology Group Ltd.*<F13>+<F15>             6,000         214,920
   Mentor Graphics Corporation*<F13>                     6,500         153,205
   Microsemi Corporation*<F13>                           8,000         237,600
   Photronics, Inc.*<F13>                                1,800          56,430
   RF Micro Devices, Inc.*<F13>                          6,500         124,995
   Rudolph Technologies, Inc.*<F13>                      6,000         205,920
   Semitool, Inc.*<F13>                                  5,000          57,400
                                                                    ----------
                                                                     1,563,882
                                                                    ----------

   PHARMACEUTICAL PREPARATIONS -- 5.7%
   Biovail Corporation*<F13>+<F15>                       4,000         225,000
   COR Therapeutics, Inc.*<F13>                          1,200          28,716
   Taro Pharmaceuticals Industries Ltd.*<F13>+<F15>      2,000          79,900
                                                                    ----------
                                                                       333,616
                                                                    ----------
   PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 7.5%
   FEI Company*<F13>                                     6,000         189,060
   Harvard Bioscience, Inc.*<F13>                       14,100         140,154
   IGEN International, Inc.*<F13>                        2,750         110,275
                                                                    ----------
                                                                       439,489
                                                                    ----------

   SOFTWARE -- 6.0%
   Ansoft Corporation*<F13>                              1,200          17,520
   EPIQ Systems, Inc.*<F13>                              9,000         174,150
   Interwoven, Inc.*<F13>                               10,700         104,218
   Numerical Technologies, Inc.*<F13>                    1,600          56,320
                                                                    ----------
                                                                       352,208
                                                                    ----------

   TELECOMMUNICATIONS EQUIPMENT -- 9.4%
   QUALCOMM Inc.*<F13>                                   4,000         202,000
   Scientific-Atlanta, Inc.                              3,300          79,002
   SeaChange International, Inc.*<F13>                   8,000         272,960
                                                                    ----------
                                                                       553,962
                                                                    ----------
   TOTAL MANUFACTURING                                               4,346,680
                                                                    ----------

SERVICES -- 15.1%

   BUSINESS SERVICES -- 8.7%
   Concord EFS, Inc.*<F13>                               6,000         196,680
   eBay Inc.*<F13>                                       3,900         260,910
   Plexus Corp.*<F13>                                    2,000          53,120
                                                                    ----------
                                                                       510,710
                                                                    ----------
   COMPUTER SERVICES -- 3.6%
   Affiliated Computer Services,
     Inc. -- Class A*<F13>                               2,000         212,260
                                                                    ----------

   PHARMACEUTICAL SERVICES -- 2.8%
   Pharmaceutical Product Development, Inc.*<F13>        5,000         161,550
                                                                    ----------
   TOTAL SERVICES                                                      884,520
                                                                    ----------
   TOTAL COMMON STOCKS (COST $5,164,582)                             5,770,020
                                                                    ----------

                                                      PRINCIPAL
                                                       AMOUNT
                                                      ---------
SHORT-TERM INVESTMENTS -- 2.0%
   VARIABLE RATE DEMAND NOTES #<F14> -- 2.0%
   Wisconsin Corporate Central Credit Union, 1.60%     $76,544          76,544
   Wisconsin Electric Power Company, 1.65%              39,545          39,545
                                                                    ----------
   TOTAL SHORT-TERM INVESTMENTS (COST $116,089)                        116,089
                                                                    ----------
TOTAL INVESTMENTS (COST $5,280,671) -- 100.4%                        5,886,109
                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.4%)                            (23,134)
                                                                    ----------
NET ASSETS -- 100.0%                                                $5,862,975
                                                                    ----------
                                                                    ----------

 *<F13>   Non-income producing security.
 #<F14> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2001
 +<F15>   Foreign security.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
------   -----  ----
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)             DECEMBER 31, 2001

                                                                                                SELECT              SELECT
                                                                                             BANKING AND          TECHNOLOGY
                                                                         GROWTH FUND         FINANCE FUND            FUND
                                                                         -----------         ------------         ----------
ASSETS
Investments in securities at market value (identified cost
  $85,248,111, $17,571,478 and $5,280,671 respectively) (Note 2)         $102,190,041         $19,233,271         $ 5,886,109
Cash                                                                               --              13,702                  --
Receivables for:
   Dividends and interest                                                      33,764              37,721              51,836
   Investment securities sold                                               1,459,322                  --              89,997
   Capital shares sold                                                        134,632             185,301               5,810
   Receivable from Adviser                                                         --                  --               8,539
Other assets                                                                   27,857              14,301              16,452
                                                                         ------------         -----------         -----------
          Total assets                                                    103,845,616          19,484,296           6,058,743
                                                                         ------------         -----------         -----------

LIABILITIES
Payables for:
   Investment securities purchased                                          2,650,111             452,717              74,252
   Capital shares repurchased                                                 150,683               6,520              44,248
   Payable to Adviser                                                          63,354              13,586                  --
Accrued expenses and other liabilities                                        196,468              62,051              77,268
                                                                         ------------         -----------         -----------
          Total liabilities                                                 3,060,616             534,874             195,768
                                                                         ------------         -----------         -----------
NET ASSETS                                                               $100,785,000         $18,949,422         $ 5,862,975
                                                                         ------------         -----------         -----------
                                                                         ------------         -----------         -----------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                            $ 82,419,256         $17,319,550         $12,535,426
Accumulated net investment income                                                  --               5,817                  --
Accumulated net realized gain (loss) on investments                         1,423,814             (37,738)         (7,277,889)
Net unrealized appreciation on investments                                 16,941,930           1,661,793             605,438
                                                                         ------------         -----------         -----------
          Net assets                                                     $100,785,000         $18,949,422         $ 5,862,975
                                                                         ------------         -----------         -----------
                                                                         ------------         -----------         -----------

CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($98,485,274/8,251,002 issued and outstanding shares, no par value;
  $16,654,940/1,086,323 issued and outstanding shares, no par value and
  $5,642,992/661,730 issued and outstanding shares, no par value,
  respectively)                                                                $11.94              $15.33              $ 8.53
                                                                               ------              ------              ------
                                                                               ------              ------              ------
Maximum offering price per share (100/95.25 of $11.94, 100/95.25
  of $15.33 and 100/95.25 of $8.53, respectively)                              $12.54              $16.09              $ 8.96
                                                                               ------              ------              ------
                                                                               ------              ------              ------

CLASS C:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($2,299,726/194,443 issued and outstanding shares, no par value;
  $2,294,482/150,226 issued and outstanding shares, no par value and
  $219,983/25,973 issued and outstanding shares, no par value,
  respectively)                                                                $11.83              $15.27              $ 8.47
                                                                               ------              ------              ------
                                                                               ------              ------              ------
Maximum offering price per share (100/99.00 of $11.83, 100/99.00
   of $15.27 and 100/99.00 of $8.47, respectively)                             $11.95              $15.42              $ 8.56
                                                                               ------              ------              ------
                                                                               ------              ------              ------

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
------   -----  ----
STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                          FOR THE SIX MONTHS ENDED DECEMBER 31, 2001
                                                                    ------------------------------------------------------
                                                                                     SELECT BANKING AND  SELECT TECHNOLOGY
                                                                    GROWTH FUND         FINANCE FUND            FUND
                                                                    -----------      -----------------   -----------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld
     of $0, $186, and $0)                                           $    347,140           $ 231,528         $        74
   Interest                                                               60,718              12,365              17,374
                                                                    ------------           ---------         -----------
          Total investment income                                        407,858             243,893              17,448
                                                                    ------------           ---------         -----------

EXPENSES:
   Investment Advisory fees                                              368,337              88,314              30,950
   12b-1 fees -- Class A                                                 168,885              28,531              14,891
   12b-1 fees -- Class C                                                   8,586               6,797               1,168
   Shareholder servicing and accounting                                  104,587              40,210              42,863
   Professional fees                                                      40,411               7,070               5,532
   Trustees' fees and expenses                                             9,513               3,620               3,665
   Administration fees                                                    34,878              25,008              24,883
   Reports to shareholders                                                25,925               2,798               1,891
   Federal and state registration fees                                    16,675              12,377              12,710
   Custody fees                                                           15,560               3,606               5,310
   Other                                                                  12,250               1,220               1,359
                                                                    ------------           ---------         -----------
          Total expenses before fee waivers                              805,607             219,551             145,222
   Advisory fee waived                                                        --              (7,595)            (54,884)
                                                                    ------------           ---------         -----------
          Total expenses                                                 805,607             211,956              90,338
                                                                    ------------           ---------         -----------
NET INVESTMENT INCOME (LOSS)                                            (397,749)             31,937             (72,890)
                                                                    ------------           ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Realized gain (loss) on:
          Investments                                                  5,838,022              95,148          (2,248,783)
          Short positions                                                     --                  --            (206,319)
   Change in unrealized appreciation/depreciation on:
          Investments                                                (10,561,249)           (350,574)            207,138
          Short positions                                                     --                  --              99,172
                                                                    ------------           ---------         -----------
   Net realized and unrealized loss on investments                    (4,723,227)           (255,426)         (2,148,792)
                                                                    ------------           ---------         -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                         $ (5,120,976)          $(223,489)        $(2,221,682)
                                                                    ------------           ---------         -----------
                                                                    ------------           ---------         -----------

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
------   -----  ----
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001

                                                                             SELECT BANKING AND      SELECT TECHNOLOGY
                                                         GROWTH FUND*<F16>      FINANCE FUND                FUND
                                                         -----------------   ------------------      -----------------
                                                            (UNAUDITED)          (UNAUDITED)            (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                             $   (397,749)        $    31,937            $   (72,890)
   Net realized gain (loss):
          Investments                                          5,838,022              95,148             (2,248,783)
          Short positions                                             --                  --               (206,319)
   Change in unrealized appreciation/depreciation on:
          Investments                                        (10,561,249)           (350,574)               207,138
          Short positions                                             --                  --                 99,172
                                                            ------------         -----------            -----------
             NET DECREASE IN NET ASSETS
               RESULTING FROM OPERATIONS                      (5,120,976)           (223,489)            (2,221,682)
                                                            ------------         -----------            -----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
   Net investment income                                              --             (86,449)                    --
   Net realized gain on investment transactions                       --            (192,681)              (275,643)
                                                            ------------         -----------            -----------
                                                                      --            (279,130)              (275,643)
                                                            ------------         -----------            -----------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAIN ON INVESTMENT
  TRANSACTIONS                                                        --             (19,619)               (10,013)
                                                            ------------         -----------            -----------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net increase (decrease) in net assets resulting from
     capital share transactions                               (2,852,978)          4,137,008                 15,052
                                                            ------------         -----------            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (7,973,954)          3,614,770             (2,492,286)

NET ASSETS:
   Beginning of period                                       108,758,954          15,334,652              8,355,261
                                                            ------------         -----------            -----------
   End of period                                            $100,785,000         $18,949,422            $ 5,862,975
                                                            ------------         -----------            -----------
                                                            ------------         -----------            -----------

FOR THE FISCAL YEAR ENDED JUNE 30, 2001
                                                                             SELECT BANKING AND      SELECT TECHNOLOGY
                                                         GROWTH FUND*<F16>      FINANCE FUND                FUND
                                                         -----------------   ------------------      -----------------
OPERATIONS:
   Net investment income (loss)                              $  (463,954)        $   162,768            $  (294,570)
   Net realized gain (loss):
          Investments                                          3,201,890             687,769             (4,196,701)
          Short positions                                             --                  --                 51,146
          Options contracts expired or closed                         --                  --                 52,618
   Change in unrealized appreciation/depreciation on:
          Investments                                        (16,501,057)          3,303,916             (5,446,336)
          Short positions                                             --                  --                 16,797
          Written options                                             --                  --                (43,068)
                                                            ------------         -----------            -----------
             NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS                     (13,763,121)          4,154,453             (9,860,114)
                                                            ------------         -----------            -----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS FROM:
   Net investment income                                              --            (153,359)                    --
   Net realized gain on investment transactions              (32,046,059)                 --             (2,626,043)
                                                            ------------         -----------            -----------
                                                             (32,046,059)           (153,359)            (2,626,043)
                                                            ------------         -----------            -----------

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM:
   Net investment income                                              --              (4,480)                    --
   Net realized gain on investment transactions                 (161,654)                 --                (33,693)
                                                            ------------         -----------            -----------
                                                                (161,654)             (4,480)               (33,693)
                                                            ------------         -----------            -----------
CAPITAL SHARE TRANSACTIONS: (NOTE 3)
   Net increase in net assets resulting from
     capital share transactions                               18,080,524             390,686              1,485,342
                                                            ------------         -----------            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (27,890,310)          4,387,300            (11,034,508)

NET ASSETS:
   Beginning of period                                       136,649,264          10,947,352             19,389,769
                                                            ------------         -----------            -----------
   End of period                                            $108,758,954         $15,334,652            $ 8,355,261
                                                            ------------         -----------            -----------
                                                            ------------         -----------            -----------

*<F16>    Prior to July 1, 2001 was known as the HomeState Pennsylvania Growth
          Fund.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
------   -----  ----
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
GROWTH FUND**<F18>

                                                                                      PERIODS ENDED
                                                        ------------------------------------------------------------------------
                                                        12/31/01      6/30/01       6/30/00     6/30/99      6/30/98     6/30/97
                                                        --------      -------       -------     -------      -------     -------
                                                        CLASS A   CLASS A++<F19>
                                                        -------   --------------
                                                      (UNAUDITED)
Net asset value at beginning of period                   $12.50       $18.31        $11.70       $13.03      $10.78       $10.63
                                                         ------       ------        ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                       (0.05)       (0.05)2       (0.12)1      (0.01)1     (0.05)1      (0.03)
                                                                           <F21>         <F20>        <F20>       <F20>
Net realized and unrealized
  gain (loss) on investments                              (0.51)       (1.58)         7.79        (1.18)       2.70         0.89
                                                         ------       ------        ------       ------      ------       ------
     Total from investment operations                     (0.56)       (1.63)         7.67        (1.19)       2.65         0.86
                                                         ------       ------        ------       ------      ------       ------
LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                        --        (4.18)        (1.06)       (0.14)      (0.40)       (0.71)
                                                         ------       ------        ------       ------      ------       ------
Net asset value at end of period                         $11.94       $12.50        $18.31       $11.70      $13.03       $10.78
                                                         ------       ------        ------       ------      ------       ------
                                                         ------       ------        ------       ------      ------       ------
Total return*<F17>                                      (4.48)%3     (9.62)%        66.58%      (9.24)%      25.04%        9.56%
                                                             <F22>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                $98,485     $107,325      $136,649      $98,977    $135,437      $89,577
Ratio of expenses to average net assets                   1.63%4       1.56%         1.45%        1.56%       1.49%        1.77%
                                                             <F23>
Ratio of net investment loss to average net assets      (0.80)%4     (0.40)%       (0.66)%      (0.11)%     (0.45)%      (0.39)%
                                                             <F23>
Portfolio turnover rate5<F24>                               36%          60%          102%          88%         51%          50%

 *<F17> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
**<F18> The per share data reflects a 2 for 1 stock split which occurred December 29, 1997.
++<F19> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 1<F20> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2<F21> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3<F22>   Not annualized.
 4<F23>   Annualized.
 5<F24> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
GROWTH FUND

                                                                         PERIODS ENDED
                                                                  ---------------------------
                                                                  12/31/01            6/30/01
                                                                  --------            -------
                                                                  CLASS C          CLASS C++<F26>
                                                                  --------         --------------
                                                                (UNAUDITED)
Net asset value at beginning of period                             $12.43              $18.31
                                                                   ------              ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                                 (0.07)1<F27>        (0.13)2<F28>
Net realized and unrealized loss on investments                     (0.53)              (1.57)
                                                                   ------              ------
     Total from investment operations                               (0.60)              (1.70)
                                                                   ------              ------
LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                                  --               (4.18)
                                                                   ------              ------
Net asset value at end of period                                   $11.83              $12.43
                                                                   ------              ------
                                                                   ------              ------
Total return*<F25>                                                (4.83)%3<F29>      (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                           $2,300              $1,434
Ratio of expenses to average net assets                             2.28%4<F30>         2.21%
Ratio of net investment loss to average net assets                (1.45)%4<F30>       (1.05)%
Portfolio turnover rate5<F31>                                         36%                 60%

 *<F25> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
++<F26> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 1<F27> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2<F28> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3<F29>   Not annualized.
 4<F30>   Annualized.
 5<F31> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                                       PERIODS ENDED
                                                        ---------------------------------------------------------------------------
                                                        12/31/01     6/30/01         6/30/00       6/30/99     6/30/98     6/30/97#
                                                                                                                              <F32>
                                                        --------     -------         -------       -------     -------      -------
                                                        CLASS A   CLASS A++<F33>
                                                        -------   --------------
                                                      (UNAUDITED)
Net asset value at beginning of period                   $15.55       $11.20         $13.36        $13.42       $11.70      $10.00
                                                         ------       ------         ------        ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                               0.032        0.182          0.08         (0.01)1      (0.20)1     (0.03)
                                                             <F38>        <F38>                         <F37>        <F37>
Net realized and unrealized
  gain (loss) on investments                               0.00         4.34          (2.20)        (0.05)        2.46        1.73
                                                         ------       ------         ------        ------       ------      ------
     Total from investment operations                      0.03         4.52          (2.12)        (0.06)        2.26        1.70
                                                         ------       ------         ------        ------       ------      ------
LESS DISTRIBUTIONS
------------------
Dividends from net investment income                      (0.08)       (0.17)         (0.03)           --           --          --
Dividends in excess of net investment income                 --           --          (0.01)           --           --          --
Distributions from net realized gains                     (0.17)          --             --            --        (0.54)         --
                                                         ------       ------         ------        ------       ------      ------
                                                          (0.25)       (0.17)         (0.04)           --        (0.54)         --
                                                         ------       ------         ------        ------       ------      ------
Net asset value at end of period                         $15.33       $15.55         $11.20        $13.36       $13.42      $11.70
                                                         ------       ------         ------        ------       ------      ------
                                                         ------       ------         ------        ------       ------      ------

Total return**<F35>                                       0.16%***    40.72%       (15.91)%       (0.45)%       19.56%    17.00%***
                                                              <F36>                                                            <F36>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                $16,655      $14,822        $10,947       $13,131      $17,426      $5,628
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers             2.44%*       2.94%          2.60%         2.60%        2.59%       8.10%*
                                                             <F34>                                                             <F34>
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers3<F39>        2.35%*       2.35%          2.35%         2.35%        2.35%       2.35%*
                                                             <F34>                                                             <F34>
Ratio of dividends on short positions
  to average net assets                                      --           --             --            --        0.02%         --
Ratio of net investment income (loss) to
  average net assets before reimbursement
  by Adviser and waivers                                  0.32%*       0.79%          0.51%        (0.31)%     (1.99)%     (6.85)%*
                                                             <F34>                                                             <F34>
Ratio of net investment income (loss) to
  average net assets after reimbursement
  by Adviser and waivers                                  0.41%*       1.38%          0.76%        (0.05)%     (1.75)%     (1.10)%*
                                                             <F34>                                                             <F34>
Portfolio turnover rate4<F40>                               24%          55%            46%           158%        115%         59%

 #<F32>   From commencement of operations: February 18, 1997.
++<F33> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
 *<F34>   Annualized.
**<F35> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F36>  Not annualized.
 1<F37> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
 2<F38> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
 3<F39>   The operating expense ratio excludes dividends on short positions.
          The ratio including dividends on short positions for the periods ended December 31, 2001, June 30, 2001, 2000, 1999, 1998 and 1997
          were 2,35%, 2.35%, 2.35% 2.35%, 2.37% and 2.35%, respectively.
 4<F40> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT BANKING AND FINANCE FUND

                                                                          PERIODS ENDED
                                                                  -------------------------------
                                                                  12/31/01            6/30/01
                                                                  --------            -------
                                                                  CLASS C          CLASS C++<F41>
                                                                  --------         --------------
                                                                (UNAUDITED)
Net asset value at beginning of period                             $15.47              $11.20
                                                                   ------              ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss)                                        (0.02)1<F45>         0.101<F45>
Net realized and unrealized
  gain (loss) on investments                                        (0.01)               4.34
                                                                   ------              ------
     Total from investment operations                               (0.03)               4.44
                                                                   ------              ------

LESS DISTRIBUTIONS
------------------
Dividends from net investment income                                   --               (0.17)
Distributions from net realized gains                               (0.17)                 --
                                                                   ------              ------
                                                                    (0.17)              (0.17)
                                                                   ------              ------
Net asset value at end of period                                   $15.27              $15.47
                                                                   ------              ------
                                                                   ------              ------
Total return**<F43>                                               (0.19)%***<F44>      40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                           $2,294                $513
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers                       3.09%*<F42>         3.59%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers                        3.00%*<F42>         3.00%
Ratio of net investment income (loss) to
  average net assets before reimbursement
  by Adviser and waivers                                          (0.33)%*<F42>         0.14%
Ratio of net investment income (loss) to
  average net assets after reimbursement
  by Adviser and waivers                                          (0.24)%*<F42>         0.73%
Portfolio turnover rate2<F46>                                         24%                 55%

 ++<F41> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F42>  Annualized.
 **<F43> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F44>  Not annualized.
  1<F45> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
  2<F46> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                                      PERIODS ENDED
                                                        -------------------------------------------------------------------------
                                                        12/31/01        6/30/01          6/30/00         6/30/99         6/30/98#
                                                                                                                            <F47>
                                                        --------        -------          -------         -------         --------
                                                        CLASS A      CLASS A++<F48>
                                                        --------     --------------
                                                      (UNAUDITED)
Net asset value at beginning of period                   $12.15          $29.59          $12.17          $12.09           $10.00
                                                         ------          ------          ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                       (0.11)2         (0.43)2         (0.55)1         (0.22)1          (0.16)1
                                                              <F53>           <F53>           <F52>           <F52>            <F52>
Net realized and unrealized
  gain (loss) on investments                              (3.09)         (13.01)          18.62            0.30             2.25
                                                         ------          ------          ------          ------           ------
     Total from investment operations                     (3.20)         (13.44)          18.07            0.08             2.09
                                                         ------          ------          ------          ------           ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                     (0.42)          (4.00)          (0.65)             --               --
                                                         ------          ------          ------          ------           ------
Net asset value at end of period                         $ 8.53          $12.15          $29.59          $12.17           $12.09
                                                         ------          ------          ------          ------           ------
                                                         ------          ------          ------          ------           ------
Total return**<F50>                                    (26.69)%***     (51.80)%         148.95%           0.66%           20.90%***
                                                              <F51>                                                            <F51>

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                 $5,643          $8,054         $19,390          $9,056          $10,973
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers             4.67%*          3.41%           2.67%3          3.01%            5.29%*
                                                             <F49>                           <F54>                            <F49>
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers              2.90%*3         2.90%3             na4          2.90%3           2.90%*3
                                                           <F49><F54>        <F54>           <F55>           <F54>        <F49><F54>
Ratio of dividends on short positions
  to average net assets                                      --              --           0.02%           0.04%            0.03%*
                                                                                                                               <F49>
Ratio of net investment loss to
  average net assets before reimbursement
  by Adviser and waivers                                 (4.11)%*       (2.76)%         (2.17)%         (2.27)%          (4.56)%*
                                                              <F49>                                                            <F49>
Ratio of net investment loss to
  average net assets after reimbursement
  by Adviser and waivers                                 (2.34)%*       (2.25)%              na4        (2.16)%          (2.17)%*
                                                              <F49>                          <F55>                            <F49>
Portfolio turnover rate5<F56>                               147%           193%            199%            200%              44%

  #<F47>   From commencement of operations: October 31, 1997.
 ++<F48> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F49>   Annualized.
 **<F50> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F51>   Not annualized.
  1<F52> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2<F53> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  3<F54> The operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the periods ended December 31, 2001, June 30, 2001, 2000, 1999 and 1998 were
           2.90%, 2.90%, 2.69%, 2.94% and 2.93%, respectively.
  4<F55>   Not applicable: no reimbursements were made by the Adviser.
  5<F56> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
SELECT TECHNOLOGY FUND

                                                                       PERIODS ENDED
                                                             -----------------------------------
                                                             12/31/01                 6/30/01
                                                             --------                 -------
                                                             CLASS C               CLASS C++<F57>
                                                             --------              --------------
                                                           (UNAUDITED)
Net asset value at beginning of period                        $12.10                   $29.59
                                                              ------                   ------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss                                            (0.13)1<F61>             (0.37)1<F61>
Net realized and unrealized loss on investments                (3.08)                  (13.12)
                                                              ------                   ------
     Total from investment operations                          (3.21)                  (13.49)
                                                              ------                   ------

LESS DISTRIBUTIONS
------------------
Distributions from net realized gains                          (0.42)                   (4.00)
                                                              ------                   ------
Net asset value at end of period                              $ 8.47                   $12.10
                                                              ------                   ------
                                                              ------                   ------
Total return**<F59>                                         (26.89)%***<F60>         (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                        $220                     $301
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers                  5.17%*<F58>              3.91%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers                   3.40%*<F58>              3.40%
Ratio of net investment loss to
  average net assets before reimbursement
  by Adviser and waivers                                     (4.61)%*<F58>            (3.26)%
Ratio of net investment loss to
  average net assets after reimbursement
  by Adviser and waivers                                     (2.84)%*<F58>            (2.75)%
Portfolio turnover rate2<F62>                                   147%                     193%

 ++<F57> On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.
  *<F58>   Annualized.
 **<F59> Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
***<F60>   Not annualized.
  1<F61> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  2<F62> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements

EMERALD MUTUAL FUNDS
------   -----  ----
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                    DECEMBER 31, 2001

NOTE 1 -- DESCRIPTION OF FUNDS

  The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds"). Effective July 1, 2000, the Board voted to name the Fund family the Emerald Mutual Funds. The investment objectives of the Emerald Mutual Funds are set forth below.

  The Emerald Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

  The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

  The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 80% of its total assets in such companies. Prior to February 29, 2000, the Fund was named the HomeState Year 2000 Fund and had a narrower investment objective.

  The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sale and redemption fee arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

  Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares are subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which were consistently followed by each Fund in the preparation of their financial statements.

  SECURITY VALUATION -- Investment securities traded on a national securities exchange are valued at the last reported sales price, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods which the Board of Trustees believe in good faith accurately reflects their fair value.

  INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

  SECURITIES TRANSACTIONS -- Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined using the first-in, first-out (FIFO) cost method.

  DISTRIBUTIONS TO SHAREHOLDERS -- The Funds record distributions to shareholders on the ex-dividend date. Net gains realized from securities transactions, if any, will normally be distributed to shareholders in August and December. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

  FEDERAL INCOME TAXES -- The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  CALL AND PUT OPTIONS -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write and/or purchase exchange-traded call options and purchase exchange-traded put options primarily to hedge or protect from adverse movements in securities prices in the Funds. When the Funds write a call option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Funds have written either expires on its stipulated expiration date, or if the Funds enter into a closing purchase transaction, the Funds realize a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Funds have written is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of which are increased by the premium originally received. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund did not write any call options for the six months ended December 31, 2001.

  The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price. The use of exchange-traded options may involve risks such as the possibility of illiquid markets or that the counterparty will fail to perform its obligation. Securities held by the Funds may be designated as collateral on written options.

  The premium paid by the Funds for the purchase of a put option is recorded as an investment and subsequently marked to market to reflect the current market value of the option purchased. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds realize a loss in the amount of the cost of the option. If the Funds exercise a put option, they realize a gain or loss from the sale of the underlying security, the proceeds of which are decreased by the premium originally paid. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the aggregate value of puts and call options to 5% and 25% of each Fund's net assets, respectively.

  SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which the Funds sell a security they do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sales; the Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date.
  The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund limit the value of short positions to 5% and 25% of each Fund's net assets, respectively.

NOTE 3 -- CAPITAL STOCK

  At December 31, 2001, each Fund had an authorized unlimited number of shares of beneficial interest with no par value.

  The following table summarizes the capital share transactions of each Fund:

  GROWTH FUND

                                              FOR THE SIX MONTHS                         FOR THE YEAR
                                           ENDED DECEMBER 31, 2001                   ENDED JUNE 30, 2001
                                        -----------------------------           ----------------------------
                                                  CLASS A                                 CLASS A
                                        -----------------------------           ----------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
                                        ----------         ----------           ----------        ----------
  Sales                                  1,443,316        $ 16,647,078           1,748,370        $ 22,151,003
  Reinvested distributions                      --                  --           2,249,895          30,392,062
  Redemptions                           (1,778,983)        (20,379,644)         (2,873,660)        (36,127,406)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                 (335,667)       $ (3,732,566)          1,124,605        $ 16,415,659
                                        ----------        ------------          ----------        ------------
  SHARES OUTSTANDING:
  Beginning of period                    8,586,669                               7,462,064
                                        ----------                              ----------
  End of period                          8,251,002                               8,586,669
                                        ----------                              ----------
                                        ----------                              ----------

                                              FOR THE SIX MONTHS                        FOR THE YEAR
                                           ENDED DECEMBER 31, 2001                  ENDED JUNE 30, 2001
                                        -----------------------------           ----------------------------
                                                  CLASS C                                 CLASS C
                                        -----------------------------           ----------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
                                        ----------         ----------           ----------        ----------
  Sales                                     95,691        $  1,067,810             107,714        $  1,559,761
  Reinvested distributions                      --                  --              12,171             157,203
  Redemptions                              (16,631)           (188,222)             (4,502)            (52,099)
                                        ----------        ------------          ----------        ------------
  Net increase                              79,060        $    879,588             115,383        $  1,664,865
                                        ----------        ------------          ----------        ------------
  Shares Outstanding:
  Beginning of period                      115,383                                      --
                                        ----------                              ----------
  End of period                            194,443                                 115,383
                                        ----------                              ----------
                                        ----------                              ----------

  Total Net Increase (Decrease)                           $ (2,852,978)                           $ 18,080,524
                                                          ------------                            ------------
                                                          ------------                            ------------

  SELECT BANKING AND FINANCE FUND
                                              FOR THE SIX MONTHS                        FOR THE YEAR
                                           ENDED DECEMBER 31, 2001                   ENDED JUNE 30, 2001
                                        -----------------------------           ----------------------------
                                                   CLASS A                                  CLASS A
                                        -----------------------------           ----------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
                                        ----------         ----------           ----------        ----------
  Sales                                    608,310        $  9,474,836             246,105        $  3,539,634
  Reinvested distributions                  15,333             237,705              11,773             147,083
  Redemptions                             (490,609)         (7,348,676)           (281,708)         (3,698,095)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                  133,034        $  2,363,865             (23,830)       $    (11,378)
                                        ----------        ------------          ----------        ------------
  Shares Outstanding:
  Beginning of period                      953,289                                 977,119
                                        ----------                              ----------
  End of period                          1,086,323                                 953,289
                                        ----------                              ----------
                                        ----------                              ----------

                                              FOR THE SIX MONTHS                        FOR THE YEAR
                                           ENDED DECEMBER 31, 2001                  ENDED JUNE 30, 2001
                                        -----------------------------           ----------------------------
                                                   CLASS C                                CLASS C
                                        -----------------------------           ----------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
                                        ----------         ----------           ----------        ----------
  Sales                                    120,039        $  1,816,385              38,033        $    467,450
  Reinvested distributions                   1,181              18,086                 344               4,350
  Redemptions                               (4,172)            (61,328)             (5,199)            (69,736)
                                        ----------        ------------          ----------        ------------
  Net increase                             117,048        $  1,773,143              33,178        $    402,064
                                        ----------        ------------          ----------        ------------
  Shares Outstanding:
  Beginning of period                       33,178                                      --
                                        ----------                              ----------
  End of period                            150,226                                  33,178
                                        ----------                              ----------
                                        ----------                              ----------
  Total Net Increase                                      $  4,137,008                            $    390,686
                                                          ------------                            ------------
                                                          ------------                            ------------

  SELECT TECHNOLOGY FUND
                                              FOR THE SIX MONTHS                        FOR THE YEAR
                                           ENDED DECEMBER 31, 2001                  ENDED JUNE 30, 2001
                                        -----------------------------           ----------------------------
                                                   CLASS A                                CLASS A
                                        -----------------------------           ----------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
                                        ----------         ----------           ----------        ----------
  Sales                                     36,361        $    311,546             134,076        $  2,736,381
  Reinvested distributions                  26,926             255,781             107,107           2,488,877
  Redemptions                              (64,355)           (561,366)           (233,618)         (4,392,208)
                                        ----------        ------------          ----------        ------------
  Net increase (decrease)                   (1,068)       $      5,961               7,565        $    833,050
                                        ----------        ------------          ----------        ------------
  Shares Outstanding:
  Beginning of period                      662,798                                 655,233
                                        ----------                              ----------
  End of period                            661,730                                 662,798
                                        ----------                              ----------
                                        ----------                              ----------

                                              FOR THE SIX MONTHS                        FOR THE YEAR
                                           ENDED DECEMBER 31, 2001                  ENDED JUNE 30, 2001
                                        -----------------------------           ----------------------------
                                                   CLASS C                                CLASS C
                                        -----------------------------           ----------------------------
                                          SHARES             AMOUNT               SHARES            AMOUNT
                                        ----------         ----------           ----------        ----------
  Sales                                      4,172        $     36,606              27,968        $    689,150
  Reinvested distributions                     940               8,889               1,517              33,693
  Redemptions                               (4,004)            (36,404)             (4,620)            (70,551)
                                        ----------        ------------          ----------        ------------
  Net increase                               1,108        $      9,091              24,865        $    652,292
                                        ----------        ------------          ----------        ------------
  Shares Outstanding:
  Beginning of period                       24,865                                      --
                                        ----------                              ----------
  End of period                             25,973                                  24,865
                                        ----------                              ----------
                                        ----------                              ----------
  Total Net Increase                                      $     15,052                            $  1,485,342
                                                          ------------                            ------------
                                                          ------------                            ------------

NOTE 4 -- INVESTMENT TRANSACTIONS

  During the six months ended December 31, 2001, purchases and sales of investment securities (excluding securities sold short and short-term investments) were as follows:

                                      SELECT BANKING    SELECT TECHNOLOGY
                   GROWTH FUND       AND FINANCE FUND          FUND
                   -----------       ----------------   -----------------
  Purchases        $34,228,425          $8,524,509          $8,182,228
  Sales            $35,390,452          $3,892,127          $7,792,443

  The following balances for the Funds are as of December 31, 2001:

                                                          TAX BASIS NET
                                         COST FOR           UNREALIZED       TAX BASIS GROSS     TAX BASIS GROSS
                                      FEDERAL INCOME       APPRECIATION         UNREALIZED          UNREALIZED
                                       TAX PURPOSES       (DEPRECIATION)       APPRECIATION        DEPRECIATION
                                      --------------      --------------      --------------     ---------------
  Growth Fund                          $85,196,236         $16,993,805         $23,214,070         ($6,220,265)
  Select Banking and Finance Fund      $17,590,404          $1,642,867          $2,540,888           ($898,021)
  Select Technology Fund                $5,404,440            $481,669            $941,588           ($459,919)

  The Growth and Select Technology Funds realized, on a tax basis, post-October losses through June 30, 2001 of $4,414,209 and $4,391,394, respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

NOTE 5 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

  Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. The fee for the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement which expires on December 31, 2002, Emerald Advisers, Inc. may also voluntarily reimburse the Funds for certain expenses. Through October 31, 2002, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceeds the following:

                                             Class A         Class C
                                             -------         -------
  Growth Fund                                 2.25%           2.90%
  Select Banking and Finance Fund             2.35%           3.00%
  Select Technology Fund                      2.90%           3.40%

  The following table summarizes the advisory fees and expense waivers/reimbursements for the six months ended December 31, 2001.

                                                          ADVISORY FEE/
                                             GROSS        OTHER EXPENSES
                                           ADVISORY           WAIVED
                                           --------       --------------
  Growth Fund                              $368,337          $    --
  Select Banking and Finance Fund           88,314             7,595
  Select Technology Fund                    30,950            54,884

NOTE 6 -- OTHER AGREEMENTS

  Rafferty Capital Markets, LLC (the Distributor), is the sole distributor of the Trust shares pursuant to a Distribution Agreement with each Fund. Each Fund has adopted a distribution services plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The table below demonstrates how the Plan allows each Fund to reimburse the Distributor for a portion of the costs incurred in distributing each Fund's shares, including amounts paid to brokers or dealers, at an annual rate not to exceed the following:

                                                    INCURRED EXPENSES FOR                   INCURRED EXPENSES FOR
                                                    THE SIX MONTHS ENDED                    THE SIX MONTHS ENDED
                                         CLASS A      DECEMBER 31, 2001        CLASS C        DECEMBER 31, 2001
                                         -------    ---------------------      -------      ---------------------
  Growth Fund                             0.35%           $168,885              1.00%              $8,586
  Select Banking and Finance Fund         0.35%            $28,531              1.00%              $6,797
  Select Technology Fund                  0.50%            $14,891              1.00%              $1,168

  Firstar Mutual Fund Services, LLC (name change to U.S. Bancorp Fund Services, LLC effective January 1, 2002) serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. (name change to U.S. Bank, N.A. effective January 1, 2002) serves as custodian for the Funds.

  The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds' Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive fees from each Fund and expense reimbursements for each Trustees' meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser is employed as a practicing attorney and is a partner in the law firm of Duane, Morris & Heckscher, LLP the Funds' legal counsel. Legal fees aggregating $15,892, $2,181 and $2,081 were incurred by the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund, respectively, to Duane, Morris & Heckscher, LLP during the six months ended December 31, 2001.

                              EMERALD MUTUAL FUNDS
                               ------  -----  ----

                               INVESTMENT ADVISER
                               ------------------
                             EMERALD ADVISERS, INC.
                                 LANCASTER, PA

                                  DISTRIBUTOR
                                  -----------
                         RAFFERTY CAPITAL MARKETS, LLC
                                GARDEN CITY, NY

                               ADMINISTRATOR AND
                                 TRANSFER AGENT
                                 --------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                                (NAME CHANGE TO
                        U.S. BANCORP FUND SERVICES, LLC
                           EFFECTIVE JANUARY 1, 2002)
                                 MILWAUKEE, WI

                                   CUSTODIAN
                                   ---------
                               FIRSTAR BANK, N.A.
                        (NAME CHANGE TO U.S. BANK, N.A.
                           EFFECTIVE JANUARY 1, 2002)
                                 CINCINNATI, OH

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                           PRICEWATERHOUSECOOPERS LLP
                                 MILWAUKEE, WI

                                 LEGAL COUNSEL
                                 -------------
                         DUANE, MORRIS & HECKSCHER, LLP
                                 HARRISBURG, PA

                               BOARD OF TRUSTEES
                               -----------------
                                BRUCE E.  BOWEN
                               J. BARTON HARRISON
                                 RICH MASTERSON
                           KENNETH G.  MERTZ II, CFA
                            SCOTT C.  PENWELL, ESQ.
                                 SCOTT L.  REHR
                               H.J.  ZOFFER, PHD

                                FUND MANAGEMENT
                                ---------------
                             EMERALD ADVISERS, INC.
                          1703 OREGON PIKE, SUITE 101
                                 P.O. BOX 10666
                              LANCASTER, PA 17605

                              SHAREHOLDER SERVICES
                              --------------------
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                (NAME CHANGE TO U.S. BANCORP FUND SERVICES, LLC
                           EFFECTIVE JANUARY 1, 2002)
                                  P.O. BOX 701
                            MILWAUKEE, WI 53210-0701

                               TELEPHONE NUMBERS
                               -----------------
               THE FUND                            (800) 232-0224
               MARKETING / BROKER SERVICES         (800) 232-6572
                              SHAREHOLDER SERVICES
                                 (800) 232-0224

                          24 HOUR PRICING INFORMATION
                          ---------------------------
                                 1-800-232-0224
                           www.emeraldmutualfunds.com

   This report is for the general information of Fund shareholders.  For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

02/02